                                                                   EXHIBIT 10.21

                                     LEASE


    INDENTURE OF Lease made as of this 2Oth day of December, 1994, by and between Richard J. Tobin, as Trustee of JLN Realty Trust, under Declaration of Trust, dated June 15, 1981 and filed with Bristol County Fall River District Registry of Deeds Land Court Records as Document 12977, ("Lessor"), and Wakefield Engineering, Inc., a Delaware corporation ("Lessee").

                        W I T N E S S E T H    T H A T:

    In consideration of the rents, covenants and agreements to be paid, kept and performed by Lessee, as hereinafter provided, Lessor hereby demises and leases to Lessee, and Lessee hereby hires and takes from Lessor, the real property situated at 132 Sykes Road, Fall River, Massachusetts, constituting approximately 60,000 square feet of building area and associated parking all as more fully described in Exhibit A attached hereto, and hereby incorporated herein by reference. (Said demised premises are hereinafter called the "Demised Premises.")

    To HAVE AND TO HOLD the Demised Premises, together with all rights, privileges, easements and appurtenances thereunto, unto Lessee for a term (hereinafter called the "Lease Term") commencing as of May 1, 1995, and ending on the last day of April, 2000. This Lease is made upon the covenants and agreements hereinafter set

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forth which the parties respectively agree to observe and comply with during the
Lease Term.

    1.  RENTAL

    1.1 During the Lease Term, Lessee shall pay to the Lessor a base annual rent (the "Rent") as set forth below:

                                                  Monthly
                                                -----------
For the Year                      Yearly        Installment
------------                      ------------  -----------
May 1, 1995 to April 3O, 1996     $ 18O,OOO.OO  $ 15,OOO.OO
May 1, 1996 to April 3O, 1997     $ 189,OOO.OO  $ 15,75O.OO
May 1, 1997 to April 3O, 1998     $ 2Ol,OOO.OO  $ 16,75O.OO
May 1, 1998 to April 3O, 1999     $ 21O,OOO.OO  $ 17,5OO.OO
May 1, l99O to April 3O, 2OOO     $ 21O,OOO.OO  $ 17,5OO.OO


monthly payments due on or before the first of each month during the Lease Term. Lessee covenants and agrees with Lessor to pay the Rent to Lessor at Taunton, Massachusetts, or at such other place as Lessor may direct. Rent shall be pro-rated if the first or last month of the Lease Term is less than a full calendar month.

    1.2 It is the purpose and intent of Lessor and Lessee that the Rent shall be absolutely net to Lessor except as set forth herein and that Lessee shall pay, without notice or demand, and without abatement, deduction or setoff, and shall hold harmless and indemnify Lessor from and against all costs, charges, duties, rates, licenses and permit fees, taxes, levies and assessments, insurance premiums, and expenses and obligations of every kind and nature whatsoever relating to the Demised Premises which may arise or become due during the Lease Term, other than (a) expenses

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incurred by or at the instance of Lessor which Lessee does not agree to pay or reimburse Lessor for under the provisions of this Lease, (b) payment of any amounts secured by liens on the Demised Premises created by Lessor, and (c) expenses which Lessor expressly agrees to pay under the terms hereof. In the event of any nonpayment of any of the foregoing, Lessor shall have, in addition to all other rights and remedies, all of the rights and remedies provided for herein or by law in the case of nonpayment of net rent.

    2.  UTILITIES AND OTHER CHARGES.

    As additional rent, Lessee will pay directly before the same become delinquent, all charges, duties, rates, license and permit fees and other amounts of every description to which the Demised Premises or any part thereof or any improvement thereon, or Lessor or Lessee in respect thereof, may during the Lease Term be assessed or become liable for electricity, gas, refuse collection, telephone, sewage disposal, water or any other utilities or services or any connection or meters therefor, whether assessed to, or payable by, Lessor or Lessee. Lessee will, within ten (lO) days after written demand by Lessor, furnish Lessor with receipts or other evidence indicating that all such amounts have been paid.

    3.  TAXES AND ASSESSMENTS.

    Subject to the provisions of Section 1 hereof, as additional rent, Lessee will pay to Lessor, at least ten (lO) days before the same become delinquent, all taxes, levies, assessments and other governmental charges of every description, general or special,

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ordinary or extraordinary, to which the Demised Premises or any part thereof or the rents therefrom or Lessor or Lessee in respect thereof, are now or may during the Lease Term be assessed or become liable, whether assessed to or payable by Lessor or Lessee; provided, however, that (a) with respect to any assessment made under any betterment or improvement law which may be payable in installments, Lessee shall be required to pay only such installments of principal, together with interest on unpaid balances thereof, as shall become due and payable during the Lease Term or for any part thereof, and (b) current real property taxes shall be prorated between Lessor and Lessee as of the date of commencement and expiration of the Lease Term.

    4.  COMPLIANCE WITH LAWS AND REGULATIONS.

    Lessee will at all times during the Lease Term keep the Demised Premises in good order and in a sanitary condition and observe and perform all laws, ordinances, orders, rules and regulation, including but not limited to the disposal of hazardous waste, now or hereafter made by any governmental authority for the time being applicable to the Demised Premises or any improvement thereon or use thereof, and with the orders, rules and regulations of the National Board of Fire Underwriters or similar organization so far as the same may relate to the use of the Demised Premises. Lessee will not use, or permit the use of, the Demised Premises for any purpose which would cause the premiums on any fire and casualty or other insurance maintained by Lessor to be increased or which would create a forfeiture or prevent renewal of such insurance.

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    5. INSPECTION.

    Lessee will permit Lessor and its agents at all reasonable times during the Lease Term to enter the Demised Premises in order to examine the state of repair and condition thereof and the use being made of the same and to show the premises to prospective purchasers, lessees and mortgagees. Lessor may also enter upon the Demised Premises at any time to perform any repairs or maintenance required to be performed by Lessee which Lessee has failed to perform.

    6.  REPAIR AND MAINTENANCE.

    Except for structural repairs and maintenance to roofs, walls and floors (which shall be maintained in good condition), which repairs and maintenance shall be the sole responsibility of Lessor, Lessee will, at its own expense, from time to time and at all times during the Lease Term, repair, maintain and keep the Demised Premises and all buildings and other improvements now or hereafter built on the Demised Premises, together with all fixtures, equipment and items of personal property used in connection therewith, in good working order and condition, reasonable wear and tear and such unavoidable casualty not caused by Lessee or its employees, agents or invitees against which insurance is not required hereunder excepted. Lessee agrees to repair all paved surfaces adjacent to the Demised Premises including potholes in the parking lot and to arrange for snow removal and landscaping.

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

    7.  WASTE AND UNLAWFUL USE.

    Lessee will not make or suffer any strip or waste or unlawful, improper or offensive use of the Demised Premises. Lessee shall not permit the Demised Premises to be vacant for more than thirty (30) consecutive days and shall continue to provide insurance coverage as set forth herein during said vacancy.

    8.  SUBLETTING.

    Lessee may, subject to the written approval of Lessor, which approval shall not be unreasonably withheld or delayed, sublet all or any portion of the Demised Premises, during the Lease Term.

    9.  ALTERATIONS, CHANGES AND IMPROVEMENTS.

    9.1 Lessee shall have the right, with the prior written consent of Lessor, which consent shall not be unreasonably withheld, delayed or conditioned to make alterations, changes or improvements to the Demised Premises, not including the construction of an addition or additions thereto, and to acquire new machinery and equipment which Lessee deems necessary or expedient, the same to be made at Lessee's sole cost and expense. Lessee shall also have the right to make nonstructural improvements costing no more than $1O,OOO.OO in each case without the prior written consent of Lessor. Before making any alterations, changes or improvements requiring Lessor's approval, Lessee shall submit to Lessor for its approval plans therefor prepared by a licensed engineer or architect reasonably acceptable to Lessor, and shall receive the written approval of Lessor of such plans. Lessor shall have the right to require that, before

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

commencing such work on the Demised Premises, Lessee obtain, or cause to be obtained, by the contractor performing such work, a bond to protect the Demised Premises and all such improvements from all mechanic's and materialmen's liens attributable to such work, and to guarantee the completion thereof.

    9.2 All permanent alterations, changes or improvements made shall be and become the property of Lessor absolutely as soon as made or installed and shall be subject to this Lease. The Lessee may remove partitions and its furniture and equipment at the end of the Lease Term, as it may be extended or renewed.

    1O.  INSURANCE.

    1O.1 Lessor will, at its own cost and expense at all times during the Lease Term, insure the Demised Premises against loss or damage by fire and such other perils as may be covered by the usual extended coverage endorsement to the standard fire insurance policy, except earthquake. Lessee shall reimburse for such insurance within thirty (3O) days of submission of invoice from Lessor including evidence of the total cost of such insurance.

    lO.2 In addition, Lessee will, at its own cost and expense, obtain and maintain during the Lease Term hereof, a policy or policies of comprehensive general liability insurance, or its equivalent, with combined total limits of not less than $1,OOO,OOO for injury to one or more persons in any one occurrence. Such policy or policies shall be issued by companies approved by Lessor, shall name Lessor as an additional assured, shall require the

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

insurer to give Lessor at least thirty days' written notice of its intention to cancel, terminate or amend the insurance policy or policies in any material respect, and shall cover the entire Demised Premises, and all parking areas, sidewalks and driveways included therein.

    11.  DAMAGE OR DESTRUCTION

    11.1 Throughout this Lease the phrase "wholly unfit for use and occupancy by Lessee" shall mean and is hereby defined as damage to 4O% or more of Demised Premises.

    11.2 In the event of any damage which does not render the Demised Premises wholly unfit for use and occupancy by Lessee, this Lease shall remain in full force and effect and Lessee shall pay each month, as rental for such part of the Demised Premises as shall be reasonably fit for use and occupancy by Lessee until the damage be repaired, an amount in the same proportion to the rent reserved herein as the area of the Demised Premises reasonably fit for use and occupancy by Lessee bears to the total area comprising the Demised Premises. Lessor, with reasonable diligence, and in any event within not more than sixty
(6o) calendar days after the occurrence giving rise to the damage, shall cause the Demised Premises to be repaired and restored to the same general conditions in which they existed immediately prior to the occurrence of said damage.

    11.3 In the event of any damage which renders the Demised Premises wholly unfit for use and occupancy by Lessee, Lessee or Lessor shall have the right to terminate this Lease as provided

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

hereafter. In the event Lessee or Lessor fails so to terminate this Lease, this Lease shall remain in full force and effect and Lessee shall pay each month, as rent for such part of the Demised Premises as shall be reasonably fit for use and occupancy by Lessee and until the damage shall be repaired, an amount in the same proportion to the rent reserved herein as the area of the Demised Premises reasonably fit for use and occupancy by Lessee bears to the total area comprising the Demised Premises; and Lessor, with reasonable diligence, and in any event within not more than one hundred twenty (12O) calendar days after the occurrence giving rise to the damage, shall cause the Demised Premises to be repaired and restored to the same general condition in which they existed immediately prior to the occurrence of said damage.

    11.4 In order to exercise the right to terminate the Lease as granted in
Section 11.3, Lessee or Lessor shall give written notice of such exercise to the other party within thirty (30) calendar days following the event giving rise to the damage. If either party shall exercise said right, this Lease shall terminate and the rent and other payments required to be made hereunder shall abate as of and from the date of occurrence of said damage.

    11.5 In the event that Lessor does not complete the repairs and restoration to the Demised Premises within the time limits described in Sections
11.2 and 11.3, Lessee may terminate this Lease and all its obligations hereunder forthwith by giving written notice to Lessor; and such termination shall be effective as of and from the date two (2) days after said notice is given.

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

    12.  INDEMNIFICATION.

    12.1 Lessee shall indemnify and hold harmless Lessor (regardless of Lessee's covenant to insure) against and from (a) any and all claims, liabilities and damages of every nature arisinq form the use, occupancy, conduct or management of, or from any work or thing whatsoever done in or about, the Demised Premises, unless done by Lessor, any of its agents, contractors, servants, employees or licensees, (b) any and all claims, liabilities and damages arising during the term hereof from any condition of the Demised Premises, or arising from any breach of default on the part of Lessee under this Lease, or arising from any act of Lessee or any of its agents, contractors, servants, employees or licensees, to any person, firm or corporation occurring during the Lease Term in or about the Demised Premises or upon or under said areas, and (c) all costs, counsel fees, expenses or liabilities incurred in connection with any claim, action or proceeding brought thereon; to the extent, however, that any such cost or claim does not result from the negligence or willful misconduct of the Lessor, any of its agents, contractors, servants, employees or licensees.

    12.2 Lessee shall pay and indemnify Lessor against all legal costs and charges, including reasonable counsel fees, incurred in obtaining possession of the Demised Premises after the default of Lessee or upon expiration or earlier termination of the Lease Term, other than by reason of any default of Lessor, or in

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

enforcing any covenant or agreement of Lessee contained herein provided Lessor is the prevailing party.

13.  LIENS

    13.1 Lessee will not commit or suffer any act or neglect whereby the Demised Premises or any improvements thereon or the estate of Lessor therein shall at any time during the Lease Term become subject to any attachment, judgment, lien, charge or encumbrance whatsoever, and Lessee will indemnify and hold Lessor harmless from and against all loss, costs and expenses, including reasonable attorneys' fees, with respect thereto.

    13.2 If any liens shall at any time be filed against the Demised Premises or any part hereof, with respect to work performed at the request of the Lessee during the Lease Term, Lessee, within thirty (30) days after notice of the filing thereof shall cause the same to be discharged of record by payment, bonding or otherwise. If Lessee shall fail to cause the same to be discharged, the Lessor may, in addition to any other right or remedy, hereunder, immediately cause the same to be discharged, either by paying the amount claimed to be due or by bonding or otherwise, and all amounts so paid by Lessor, together with all costs and expenses incurred in connection therewith, and together with interest thereon at the Prime Rate of the Bank of Boston per annum from the respective dates of payment, shall be paid by Lessee to Lessor, on demand, as additional rent hereunder.

    13.3 Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of

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Lessor, express or implied by inference or otherwise, to any contractor, subcontractor, laborer, materialman, architect or engineer for the performance of any labor or the furnishing of any materials or services for or in connection with the Demised Premises or any part thereof. Notice is hereby given that Lessor shall not be liable for any labor or materials or services furnished or to be furnished to Lessee upon credit, and that no mechanic's or other lien for any such labor, materials or services shall attach or affect the fee or reversionary or other estate or interest of Lessor in the premises or in this Lease.

    14.  DEFAULT.

    14.1 The occurrence of any of the following events shall constitute an Event of Default hereunder;

    (a) Default by Lessee in the payment of any installment of Rent when due, if not paid within five days of notice from Lessor;

    (b) Lessee shall (i) apply for or consent to an appointment of a receiver, a trustee or liquidator of it or all or a substantial part of its assets; (ii) be unable or admit in writing its inability to pay its debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent; (v) file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors to take advantage of any insolvency law or an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency

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proceeding or corporate action shall be taken by it for the purpose of effecting any of the foregoing;

    (c) An order, judgment or decree shall be entered, without the application, approval or consent of Lessee by any court of competent jurisdiction, approving a petition seeking reorganization of Lessee or such assignee or appointing a receiver, trustee or liquidator of Lessee or of all or a substantial part of its assets and such order, judgment or decree shall continue unstayed and in effect for any period of thirty (30) consecutive days;

    (d) The dissolution or merger of Lessee, or the sale of all or substantially all of the assets of Lessee; or

    (e) Any other default of Lessee hereunder shall continue uncorrected for fifteen (15) days after written notice thereof from Lessor; provided, however, that if the default is of a nature which cannot regularly be cured within such 15 days, then Lessee shall not be deemed to be in default if it shall commence a cure within such 15 day period and thereafter diligently pursue such cure to completion.

    14.2 Upon the occurrence of an Event of Default or at any time thereafter, Lessor, at its option, and with or without process of law, shall have the right to terminate this Lease and to enter upon the Demised Premises and to expel Lessee and those claiming under Lessee, without being guilty of any manner of trespass, and thereafter Lessor may peacefully and quietly hold and enjoy the Demised Premises as if this Lease had not been made; without prejudice, however, to any right of Lessor to sue for and recover

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any Rent, additional rent and other amounts then due under this Lease; or to any claim for damages for breach of any covenant, agreement or condition herein contained which Lessor might otherwise have or use.

    14.3 In case of entry and termination of this Lease as hereinabove provided, Lessee will pay to Lessor as damages for the breach by Lessee of this Lease the amount by which the Rent and additional rent provided for the remainder of the Lease Term exceeds the fair rental value of the Demised Premises for the remainder of the Lease Term.

    14.4 Upon the occurrence of an Event of Default, Lessor, at its option and instead of exercising its rights under Section 15.2 hereof, may enter upon the Demised Premises as the agent of Lessee, and if Lessor desires, expel Lessee and those claiming under it, without being guilty of any manner of trespass, and may rent the Demised Premises as such agent, applying the net proceeds of such rental on account of the Rent, additional rent and other sums due from Lessee, hereunder, holding Lessee liable for any deficiency, and accounting to the Lessee for any surplus.

    14.5 In event of Default, this Lease will not, except at the option of Lessor, continue for the benefit of any attaching creditor, assignee for the benefit of creditors, permanent receiver, or trustee in bankruptcy.

    14.6 Lessee hereby expressly waives, so far as permitted by law, the service of any notice of intention to re-enter or notice to quit provided in any statute, or of the institution of legal

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

proceedings to that end. Lessee, for and on behalf of itself and all persons claiming through or under Lessee also waives any and all right of redemption or repossession and any right to restore the operation of this Lease in case Lessee shall be dispossessed by a judgment or by warrant of any court or judge, or by re-entry or repossession by Lessor, or in case of any termination of this Lease. Lessor and Lessee also, so far as permitted by law, waive and will waive any and all right to trial by jury in the event that any action shall be instituted by Lessor.

    14.7 In the event of any breach or threatened breach by Lessee of any of the covenants, agreements, terms or conditions contained in this Lease, Lessor shall be entitled, as a matter of right, to enjoin such breach or threatened breach and shall have the right to invoke any right or remedy allowed by law or equity, or by statute or otherwise, as though re-entry, summary proceedings or other remedies were not provided for in this Lease.

    14.8 Each right and remedy of Lessor provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided herein, or not or hereafter existing, at law or in equity, or by statute or otherwise, and the exercise or beginning of the exercise by Lessor of any of the rights or remedies provided herein, or now or hereafter existing at law or in equity, or by statute or otherwise, shall not preclude the simultaneous or later exercise by Lessor of any or all other rights or remedies provided herein, or now or hereafter existing at law or in equity, or by statute or otherwise.

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    15.  CONDEMNATION.

    15.1 In case at any time or times during the Lease Term all or substantially all of the Demised Premises shall be taken or condemned by any authority having the power of eminent domain, then and in every such case, the estate and interest of Lessee in the premises so taken or condemned shall at once terminate, Rent and additional rent hereunder shall be adjusted as of the date of taking, and all compensation and damages payable for or on account of any land or improvements thereon shall be and become the absolute property of Lessor and shall be paid over directly to Lessor. Lessee hereby assigns to Lessor any interest which it might have in any such compensation and damages by virtue of its leasehold, except for compensation made to Lessee for business interruption, loss of Lessee's own leasehold improvements and relocation cost.

    15.2 In case at any time or times during the Lease Term less than all or substantially all of the Demised Premises shall be taken or condemned as aforesaid, then (a) unless Lessor shall elect to terminate and cancel this Lease by written notice to Lessee or (b) unless Lessee shall elect to terminate and cancel this Lease by written notice to Lessor solely by reason of such taking or condemnation resulting in a permanent and material interference with the conduct of Lessee's business described in Section 7 hereof as then conducted (in either of which cases, the taking shall be treated as a taking of all or substantially all of the Demised Premises under subparagraph 15.1 above), this Lease shall

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

remain in full force and effect and Lessor shall perform any restoration work required to permit the continued use of the Demised Premises for Lessee's business described in Section 7 hereof. In the event this Lease is not so terminated, subject to the rights of the holder of any mortgage, Lessor will receive all compensation and damages payable on of such taking. In such event, Rent payable hereunder shall be reduced from and after the date of the taking in the same proportion as the number of square feet in the Demised Premises lost by reason of such taking bears to the entire number of square feet in the Demised Premises prior to the taking.

    16.  CONDITION OF AND TITLE TO PROPERTY.

    Subject to the provisions of Paragraph 6 hereof, Lessee represents that the Demised Premises, the title thereto, the sidewalks and structures adjoining the same, and any subsurface condition thereof, and the present uses and nonuses thereof, have been examined by Lessee, and Lessee agrees that it will accept the same in the condition or state in which they, or any of them, now are, without representation or warranty, express or implied in fact or by law, by Lessor, and without recourse to Lessor as to the title thereto, the nature, condition or usability thereof, or the use or uses to which the Demised Premises, or any part thereof, may be put.

    17.  INDEPENDENT COVENANTS--NO WAIVER.

    17.1 Each and every one of the covenants and agreements contained in this Lease shall be for all purposes construed to be

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a separate and independent covenant and the waiver of the breach of any covenant contained herein by Lessor shall in no way or manner discharge or relieve Lessee from Lessee's obligation to perform each and every one of the covenants contained herein.

    17.2 If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and shall be enforced to the fullest extent permitted by law.

    17.3 The failure of Lessor to insist in any one or more cases upon the strict performance of any of the covenants of this Lease shall not be construed as a waiver or a relinquishment for the future of such covenant. A receipt by Lessor of Rent, additional rent or other amount with knowledge of the breach or any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Lessor of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Lessor.

    18.  SUBORDINATION.

    This Lease and the rights of Lessee hereunder are subject and subordinate in all respects to all matters of record, including, without limitation, deeds of trust and all mortgages which may now or hereafter be placed on or affect the Demised Premises, or any part thereof, and/or Lessor's interest or estate therein, and to

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

each advance made and/or hereafter to be made under any such mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof, and all substitutions therefore; provided, however, that before such subordination shall be effective as to any future mortgage or other matters, Lessor shall cause the mortgagee, or other party in interest, as the case may be, to deliver to Lessee, in proper form for recording, the agreement of such mortgagee or other party that no foreclosure by such mortgagee or any other person claiming by or through or under such mortgagee (or other interest) shall disturb the possession of Lessee under this Lease so long as Lessee is not in default hereunder, and that the validity and continuance of this Lease will be recognized. Concurrently with the delivery of such an agreement, Lessee agrees to execute and deliver an instrument in proper form for recording, in which Lessee agrees to and does subordinate this Lease to the liens of such mortgagees and other matters, and to all renewals, modifications, consolidations and replacements and extensions thereof, and to any persons claiming by, through or under such mortgagees or other interests. Lessee shall, at the request of Lessor, execute and deliver to any existing or future mortgagee a certificate indicating whether any claims, defenses or offsets then exist against Lessor, certifying that Lessor is not in default hereunder and that this Lease is in full force and effect and unmodified, except as specified in said certificate, indicating what rent has been paid and agreeing that

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this Lease may not be modified without the consent of such mortgagee.

    19.  PRIOR NEGOTIATIONS.

    This Lease merges and supersedes all prior negotiations, representations and agreements and constitutes the entire contract between the parties hereto concerning the leasing of the Demised Premises, the improvements thereon and the other matters provided for herein.

    2O.  QUIET ENJOYMENT.

    Lessor covenants that Lessee, upon paying the Rent and performing the covenants hereof on the part of Lessee to be performed shall and may peaceably and quietly have, hold and enjoy the Demised Premises and all related appurtenances, rights, privileges and easements throughout the Lease Term without any hindrance by Lessor and any person claiming by, through or under it.

    21.  RETURN OF PREMISES.

    At the expiration or other termination of the Lease Term, if and as extended, Lessee will remove from the Demised Premises its property and that of all claiming under it and will peaceably yield up to Lessor the Demised Premises in as good condition in all respects as the same were at the commencement of this Lease, except for ordinary wear and tear, damage by the elements, by any exercise of the right of eminent domain or by any public or other authority, or damage not caused by Lessee and with respect to which Lessee is not required to maintain insurance hereunder or is not required to repair.

    22.  CONSTRUCTION.

    The mention of the parties hereto by name or otherwise shall be construed as including and referring to their respective successors and permitted assigns as well as to the parties themselves whenever such construction is required or permitted by the provisions hereof; and all covenants, agreements, conditions, rights, powers and privileges hereinbefore contained shall inure to the benefit of and be binding upon the successors and assigns of such parties, unless otherwise provided.

    23.  SHORT FORM NOTICE OF LEASE.

    At the request of either party, the other party shall duly execute and acknowledge for recording purposes a short form Notice of this Lease, which shall recite the names of the parties, describe the Demised Premises, specify the Lease Term and provide that this Lease is made upon the rents, terms, covenants and conditions contained herein.

    24.  NOTICES.

    Whenever notice shall be given under this Lease, the same shall be in writing and shall be sent by certified or registered mail as follows:


To Lessor:     Richard J. Tobin, Trustee
               J L N Realty Trust
               96 Broadway
               Taunton, MA O278O

               with copy to:

               Thomas J. Wynn, Esquire

              Wynn & Wynn, P.C.
              90 New State Highway
              Raynham, MA  02767

To Lessee:    Harry Chase, President
              Wakefield Engineering, Inc.
              6O Audubon Road
              Wakefield, MA O188O

              with copy to:

              Robert W. Forman, Esq.
              Greenberger and Forman
              137O Avenue of the Americas
              New York, NY lOO19-46O2

or to such other address or addresses as each party may from time to time designate by like notice to the other.

25.  LIMITATION OF LIABILITY.

    Lessee shall neither assert nor seek to enforce any claim for breach of this Lease against any of Lessor's assets other than Lessor's interest in the Demised Premises and in the rents, issues and profits thereof, and Lessee agrees to look solely to such interest for the satisfaction of any liability of Lessor under this Lease, it being specifically agreed that in no event shall Lessor ever be personally liable for any such liability.

      IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed in duplicate as of the day and year first above written.


                                  Lessor:

                                  /s/ Richard J. Tobin, Trustee
                                  -----------------------------------
                                  Richard J. Tobin,
                                  Trustee as aforesaid
                                  and not individually


                                  Lessee:
                                  Wakefield Engineering, Inc.

                                  BY: /s/ Stephen R. Kent
                                     --------------------------------
                                     Its Vice President and General
                                      Manager

                         COMMONWEALTH OF MASSACHUSETTS

COUNTY OF BRISTOL

    In Bristol County on the 28th day of December, 1994, before me personally appeared Richard J. Tobin, to me known and known by me to be the person executing the foregoing instrument as Trustee of J L N Realty Trust and acknowledged said instrument by him executed to be his free act and deed in said capacity.


                                       /s/ Judith A. Botellio
                                       ------------------------------
                                       Notary Public

                                       My Commission expires: 12/11/98

                         COMMONWEALTH OF MASSACHUSETTS

COUNTY OF MIDDLESEX

    In Middlesex County on the 2Oth day of December, 1994, before me personally appeared Stephen R. Kent, to be known and known by me to be of said Wakefield Engineering, Inc. as its Vice President and General Manager and acknowledged said instrument by him executed to be his free act and deed in said capacity and the free act and deed of said Wakefield Engineering, Inc.


                                       /s/ Maura J. Flynn
                                       ------------------------------
                                       Notary Public, Maura J. Flynn

                                       My Commission expires: 6/5/98

                                   EXHIBIT  A


Parcel one:

That certain parcel of land situate in Fall River in the County of Bristol and said Commonwealth, bounded and described as follows:

Westerly       ten (lO) feet,
Northerly      forty (4O) feet,
Westerly       one hundred forty (14O) feet,
Southerly      forty (4O) feet, and
Westerly       one hundred thirty (13O) feet by Sykes Road;
Northerly      by lot #21 as indicated on plan hereinafter
               referred to five hundred three and 87/lOO (5O3.87)
               feet;
Easterly       two hundred eighty (28O) feet, and
Southerly      five hundred three and 87/lOO (5O3.87) feet by land
               now or formerly of Greater Fall River Development
               Corporation.

Said parcel is shown as Lot #35 on Subdivision Plan #32887-1 filed with Original Certificate of Title #2269, Book 12, Page 333, Fall River District of the Land Court.

All of the said boundaries are determined by the Court to be located as shown on the plan above mentioned, filed with said Certificate #2269, the same being compiled from a plan drawn by Essex Survey Service, Inc., Surveyors, dated May 6, 1981, and additional data on file in the Land Registration Office, all as modified and approved by the Court.

The parcel is the same described in Certificate of Title No. 3691.

Parcel Two:

That certain parcel of land situate in Fall River in the County of Bristol and said Commonwealth, bounded and described as follows:

Northerly     by lot #22 as indicated on plan hereinafter
              referred to three hundred fifty and 81/lOO (35O.81)
              feet;
Easterly      by land now or formerly of Albano C. Pacheco et al
              two hundred eighty and O1/lOO (28O.O1) feet;
Southerly     by land now or formerly of Greater Fall River
              Development Corporation and portion of lot #39 as indicated on plan hereinafter referred to three hundred fifty-three and 47/lOO (353.47) feet; and
Westerly      by lot #35 as indicated on plan hereinafter
              referred to two hundred eighty (28O) feet.

Said parcel is shown as Lot #44 on Subdivision Plan #32887-7 filed with Original Certificate of Title #2269, Book 12, Page 333, Fall River District of the Land Court.

All of said boundaries are determined by the Court to be located as shown on the plan above mentioned, filed with said Certificate #2269, the same being compiled from a plan drawn by GHR Engineering Corporation, Surveyors, dated November 5, 1982, and additional data on file in the Land Registration Office, all as modified and approved by the Court.

The parcel is the same described in Certificate of Title No. 4087.